UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 8, 2026

Date of Report (Date of earliest event reported)

Shreya Acquisition Group

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43272	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

244 Fifth Avenue, Suite #1836 New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (230) 211-6242

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	SAGUU	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	SAGU	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share	SAGUW	New York Stock Exchange
Rights to receive one-fourth (¼th) of one Class A ordinary share	SAGUR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 8, 2026 (the “Closing”), Shreya Acquisition Group (the “Company”) consummated its initial public offering (“IPO”), which consisted of 11,000,000 units, including 1,000,000 units (the “Units”) pursuant to the partial exercise of the over-allotment option (the “Partial OA”). Each Unit consists of one Class A ordinary share, $0.0001 par value (“Class A Ordinary Share”) one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share (subject to adjustment), and one right of the Company (each, a “Right”) to receive one-fourth (¼th) of one Class A ordinary share upon the consummation of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $110,000,000. D. Boral Capital LLC, as representative of the underwriters (“DBC”) was granted a 45-day option to purchase up to an additional 1,500,000 units at the initial public offering price to cover over-allotments, if any, of which 1,000,000 were purchased at Closing. In connection with the Partial OA, the Company and DBC entered into a Letter Agreement, dated as of May 8, 2026 (the “Letter Agreement”) pursuant to which the parties agreed that no incremental underwriting fee would be due and no additional private placement units would be in issued in connection with the Partial OA. A copy of the Letter Agreement is attached as Exhibit 10.7 and incorporated herein by reference.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1, File No. 333-290228, as amended (the “Registration Statement”), filed with the U.S. Securities and Exchange Commission:

●	Underwriting Agreement, dated May 6, 2026, by and between the Company and D. Boral Capital LLC, as representative of the underwriters (“DBC”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

●

Warrant Agreement, dated as of May 6, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference;

●	Rights Agreement, dated as of May 6, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is attached as Exhibit 4.2 and incorporated herein by reference;

●	Letter Agreement, dated May 6, 2026, by and among the Company, Thews (Mauritius) Limited, a private limited liability company incorporated in Mauritius, (the “Sponsor”), and the initial shareholders and the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference;

●	Investment Management Trust Agreement, dated as of May 6, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 and incorporated herein by reference;

●	Registration Rights Agreement, dated as of May 6, 2026, by and among the Company and certain security holders of the Company, a copy of which is attached as Exhibit 10.3 and incorporated herein by reference;

●	Private Units Subscription Agreement, dated May 6, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 and incorporated herein by reference;

●	Indemnity Agreement, dated as of May 6, 2026, by and among the Company and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.5 and incorporated herein by reference; and

●	Administrative Services Agreement, dated May 6, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 and incorporated herein by reference.

As of May 6, 2026, a total of $110,000,000 of the net proceeds from the IPO and the Private Placement (as defined below), which amount included $600,000 in deferred underwriting commissions, was deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within four (4) business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) of an aggregate of 191,750 units (the “Private Units”) to the Sponsor, at a price of $10.00 per Private Unit, generating total proceeds of $1,917,500. Each Private Unit consists of one Class A Ordinary Share, one redeemable warrant, with each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share (subject to adjustment), and one right to receive one-fourth (¼th) of one Class A ordinary share upon the consummation of an initial business combination. In connection with the partial exercise of the over-allotment option, no additional Private Units were sold and no incremental underwriting expense was incurred.

The Private Units are identical to the Units sold in the IPO except with respect to certain registration rights and transfer restrictions, as described in the Registration Statement. Additionally, the Sponsor has agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until 30 days after the completion of the Company’s initial business combination. The holders were granted certain demand and piggyback registration rights in connection with the purchase of the Private Units and the underlying securities.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act, as the transaction did not involve a public offering.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2026, in connection with the IPO, Sanjeev Sharma, Sagar Ravi Bhavsar and Andre Chung Shui were appointed to the board of directors of the Company. Sanjeev Sharma, Sagar Ravi Bhavsar and Andre Chung Shui are independent directors. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

On May 8, 2026, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as an Indemnity Agreement with the Company filed, respectively, as Exhibits 10.1 and 10.5, herewith.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On May 6, 2026, and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

On May 6, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On May 8, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 6, 2026, by and between the Company and D. Boral Capital, LLC, as representative of the underwriters

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement, dated as of May 6, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent

4.2	Rights Agreement, dated as of May 6, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent

10.1	Letter Agreement, dated May 6, 2026, by and among the Company, Thews (Mauritius) Limited, the initial shareholders and the officers and directors of the Company

10.2	Investment Management Trust Agreement, dated as of May 6, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee

10.3	Registration Rights Agreement, dated as of May 6, 2026, by and among the Company and certain security holders of the Company

10.4	Private Units Subscription Agreement, dated May 6, 2026, by and between the Company and Thews (Mauritius) Limited

10.5	Indemnity Agreement, dated as of May 6, 2026, by and between the Company and each of the officers and directors of the Company

10.6	Administrative Services Agreement, dated May 6, 2026, by and between the Company and Thews (Mauritius) Limited LLC

10.7	Letter Agreement, dated May 8, 2026, by and between the Company and D. Boral Capital, LLC, as representative of the underwriters

99.1	Press Release Dated May 6, 2026

99.2	Press Release Dated May 8, 2026

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2026

Shreya Acquisition Group

By:	/s/ Anuj Goyal
Name:	Anuj Goyal
Title:	Chief Executive Officer

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